Exhibit 99

NetBank, Inc. Monthly Operating Statistics and Financial Data

($ in thousands; unaudited)

	January 31,	February 28,	March 31,	April 30,	May 31,	June 30,	July 31,
	2003	2003	2003	2003	2003	2003	2003
Retail Bank Statistics:
Total customers	155,400	157,251	162,358	163,480	163,095	162,854	163,232
Total households	148,948	149,556	151,978	152,955	152,549	152,277	152,668
Average accounts per household	1.5	1.6	1.6	1.6	1.6	1.6	1.6
Percentage of transactional accounts	75%	75%	73%	75%	75%	75%	75%

Average retail checking account balance	$1,721	$1,816	$1,806	$1,800	$1,919	$1,886	$1,904
Average retail money market account balance	$11,627	$12,201	$12,820	$13,093	$13,626	$13,949	$14,382
Average retail CD balance	$18,317	$17,972	$17,827	$17,488	$17,677	$17,772	$17,744

Average small business checking account balance
Average small business money market account balance
Average small business CD balance

Retail deposits
Small business deposits
Other deposits
Total deposits	$2,094,836	$2,211,000	$2,284,298	$2,415,919	$2,410,112	$2,478,181	$2,669,778

Online bill pay penetration (accounts > 90 days)	47%	47%	47%	47%	46%	47%	47%
Direct deposit of payroll penetration (accounts > 90 days)	44%	45%	46%	46%	46%	45%	44%

Consolidated Statistics:
Total average assets (consolidated)	$3,632,307	$3,663,649	$3,592,501	$3,935,052	$4,141,618	$4,376,432	$4,430,258
Total deposits (consolidated)	$2,081,245	$2,204,076	$2,279,313	$2,406,361	$2,402,865	$2,464,232	$2,666,111

Mortgage Production:
Conforming	$1,296,285	$1,135,576	$1,467,662	$1,669,002	$1,589,147	$1,835,040	$2,240,109
Non-conforming	165,409	135,327	157,164	178,805	168,980	160,556	171,913
Total mortgage production	$1,461,694	$1,270,903	$1,624,826	$1,847,807	$1,758,127	$1,995,596	$2,412,022

Refinance Loans as a% of Production	61%	56%	51%	53%	42%	44%	51%

Pooled or Whole Loan Mortgage Sales:
Conforming	$1,114,345	$1,101,130	$1,233,610	$1,325,106	$1,519,904	$1,133,634	$2,062,984
Non-conforming	179,289	164,237	138,836	153,555	173,694	177,902	148,720
Total pooled or whole loan mortgage sales	$1,293,634	$1,265,367	$1,372,446	$1,478,661	$1,693,598	$1,311,536	$2,211,704

Conforming Mortgage Pipeline:
Locked pipeline	$1,535,495	$1,717,228	$2,164,246	$2,368,193	$3,003,749	$3,362,424	$2,204,239
Application pipeline	2,030,046	2,241,251	2,550,331	2,612,205	2,819,135	2,954,577	2,801,579
Total pipeline	$3,565,541	$3,958,479	$4,714,577	$4,980,398	$5,822,884	$6,317,001	$5,005,818

Servicing:
Held for sale	$706,259	$719,980	$391,019	$412,250	$480,405	$330,594	$580,315
Available for sale	6,561,448	6,905,343	7,666,062	8,089,558	8,712,955	9,187,797	9,824,147
UPB underlying MSRs	7,267,707	7,625,323	8,057,081	8,501,808	9,193,360	9,518,391	10,404,462
Work-in-process and whole loans	1,758,694	1,226,713	1,813,038	2,206,237	2,289,467	3,137,931	3,576,571
Sold but not transferred	947,000	879,409	815,806	902,659	1,027,086	753,718	1,081,955
Third party subservicing	1,272,006	1,292,498	1,335,512	1,130,128	1,140,251	1,041,870	970,569
Total loans serviced	$11,245,407	$11,023,943	$12,021,437	$12,740,832	$13,650,164	$14,451,910	$16,033,557
Statistics Based on MSRs:
Weighted average note rate	6.62%	6.56%	6.51%	6.42%	6.36%	6.35%	6.27%
Weighted average service fee	0.39%	0.39%	0.37%	0.37%	0.36%	0.35%	0.35%
Delinquency percentage (30+ days)	2.58%	2.75%	2.51%	2.70%	2.80%	2.51%	2.95%
Bankruptcy & foreclosure	0.85%	0.71%	0.70%	0.73%	0.72%	0.58%	0.62%

Insurance Sales:
Number of policies sold					40	38	63
Number of policies in force				84	119	154	217

Indirect Auto Lending:
Number of loans					112	200	445
Production					$1,899	$3,478	$7,841
Weighted Average Note Rate

ATM/Merchant Processing:
ATMs (third-party owned)
ATMs (proprietary)
Total ATMS Serviced

Merchant Service Terminals

NetBank, Inc. Monthly Operating Statistics and Financial Data

($ in thousands; unaudited)

	August 31,	September 30,	October 30,	November 30,	December 31,	January 31,
	2003	2003	2003	2003	2003	2004
Retail Bank Statistics:
Total customers	164,188	165,467	165,692	165,901	165,762	165,814
Total households	153,167	154,817	155,096	155,212	155,067	155,078
Average accounts per household	1.6	1.6	1.6	1.6	1.6	1.6
Percentage of transactional accounts	75%	75%	75%	75%	75%	75%

Average retail checking account balance	$1,980	$1,928	$2,029	$2,008	$2,063	$2,333
Average retail money market account balance	$14,716	$14,947	$15,365	$15,656	$15,777	$15,672
Average retail CD balance	$17,679	$17,668	$17,567	$17,582	$17,590	$17,712

Average small business checking account balance		$3,937	$3,803	$4,193	$4,697	$4,699
Average small business money market account balance		$34,651	$35,733	$39,861	$38,835	$37,219
Average small business CD balance		$67,858	$65,104	$64,924	$59,673	$56,113

Retail deposits		$2,212,717	$2,268,065	$2,295,409	$2,315,086	$2,335,435
Small business deposits		$17,454	$20,382	$24,326	$26,555	$29,178
Other deposits		$295,533	$235,155	$200,229	$199,718	$233,386
Total deposits	$2,653,413	$2,525,704	$2,523,602	$2,519,964	$2,541,359	$2,597,999

Online bill pay penetration (accounts > 90 days)	47%	47%	47%	48%	48%	48%
Direct deposit of payroll penetration (accounts > 90 days)	44%	44%	44%	44%	45%	45%

Consolidated Statistics:
Total average assets (consolidated)	$4,578,824	$4,671,386	$4,505,454	$4,406,864	$4,427,911	$4,525,943
Total deposits (consolidated)	$2,649,851	$2,524,385	$2,519,979	$2,515,836	$2,538,266	$2,593,197

Mortgage Production:
Conforming	$1,652,731	$1,199,650	$944,564	$780,153	$893,909	$793,362
Non-conforming	179,889	237,231	254,550	193,478	214,626	138,779
Total mortgage production	$1,832,620	$1,436,881	$1,199,114	$973,631	$1,108,535	$932,141

Refinance Loans as a% of Production	54%	41%	38%	40%	41%	45%

Pooled or Whole Loan Mortgage Sales:
Conforming	$1,676,816	$848,545	$1,471,454	$777,349	$909,852	$563,956
Non-conforming	183,977	—	423,078	253,340	15,106	376,279
Total pooled or whole loan mortgage sales	$1,860,793	$848,545	$1,894,532	$1,030,689	$924,958	$940,235

Conforming Mortgage Pipeline:
Locked pipeline	$1,434,890	$1,389,535	$1,077,757	$1,001,046	$966,943	$1,140,608
Application pipeline	2,451,480	2,010,190	2,726,520	3,066,998	3,159,307	4,569,840
Total pipeline	$3,886,370	$3,399,725	$3,804,277	$4,068,044	$4,126,250	$5,710,448

Servicing:
Held for sale	$510,459	$281,946	$289,677	$396,414	$250,338	$152,870
Available for sale	10,502,779	10,990,711	11,815,377	11,958,653	12,293,325	12,476,242
UPB underlying MSRs	11,013,238	11,272,657	12,105,054	12,355,067	12,543,663	12,629,112
Work-in-process and whole loans	3,505,018	3,832,375	3,074,220	3,186,351	3,429,796	3,159,542
Sold but not transferred	1,339,979	833,827	1,186,995	1,288,353	498,474	687,321
Third party subservicing	898,064	876,210	828,064	763,326	553,554	598,119
Total loans serviced	$16,756,299	$16,815,069	$17,194,333	$17,593,097	$17,025,487	$17,074,094
Statistics Based on MSRs:
Weighted average note rate	6.19%	6.13%	6.12%	6.10%	6.09%	6.08%
Weighted average service fee	0.34%	0.34%	0.33%	0.33%	0.33%	0.33%
Delinquency percentage (30+ days)	3.36%	3.33%	3.12%	4.73%	4.15%	4.45%
Bankruptcy & foreclosure	0.64%	0.63%	0.71%	0.67%	0.77%	0.84%

Insurance Sales:
Number of policies sold	47	38	49	71	92	68
Number of policies in force	259	294	336	396	477	542

Indirect Auto Lending:
Number of loans	595	1,014	957	615	1,069	1,499
Production	$11,327	$19,760	$19,124	$12,511	$22,961	$31,460
Weighted Average Note Rate		6.35%	6.58%	6.56%	6.20%	6.19%

ATM/Merchant Processing:
ATMs (third-party owned)				3,887	3,780	3,834
ATMs (proprietary)				399	536	536
Total ATMS Serviced				4,286	4,316	4,370

Merchant Service Terminals				151	178	187

Note: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company.  All statistics are unaudited.

Highlights/Clarifications

Attached is our monthly statistical report. It reflects operating results for January 2004. Notable items include:

•                  Core bank deposits were up by $23 million;

•                  Conforming sales were down by $346 million. Our turnaround time to deliver this product into the capital market was slower than usual in January. This slowdown is only temporary, and we expect turnaround times to return to more normal levels going forward;

•                  Non-conforming production was down by $76 million. Seasonal and weather-related factors were the primary cause;

•                  Non-conforming sales were up by $361 million as we resumed sales activity within this channel. Last quarter, we elected to slow non-conforming sales for strategic reasons;

•                  Delinquency rates in our servicing portfolio increased by 35 basis points. There are also seasonal factors at play here. We do not consider the increase part of a larger significant trend; and

•                  Our indirect auto lending production improved by more than $8 million. Monthly production totaled a record $31 million.

Current business conditions continue to place pressure on first quarter results. We reiterate the earnings guidance we gave during our analyst-investor call on January 29, which calls for weaker conforming mortgage results that are expected to be largely, but not completely, offset by improved results in our other business segments.

Please note there was one error on last month’s report that we have corrected. Within the servicing section, we over-reported the underlying principal of the MSRs in the held-for-sale category of our portfolio by $312,723. We adjusted the subtotal and total accordingly. Our Q4/Year-End 2003 earnings announcement and supplemental data reported the right numbers.

As always, we appreciate your interest in our company. If you need anything else, please let me know.

Matthew Shepherd
Senior Vice President, Corporate Communications, NetBank®
Phone: 678-942-2683; Fax: 770-343-9344
mshepherd@netbank.com

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